UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT ON REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number 811-4946

THOMPSON PLUMB FUNDS, INC.

(Exact name of registrant as specified in charter)

1200 John Q. Hammons Drive
Madison, Wisconsin 53717
(Address of principal executive offices)—(Zip code)

John W. Thompson, Chairman
Thompson Plumb Funds, Inc.
1200 John Q. Hammons Drive
Madison, Wisconsin 53717
(Name and address of agent for service)

With a copy to:

Vinita Paul
Quarles & Brady LLP
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

Registrant’s telephone number, including area code: (608) 827-5700

Date of fiscal year end: November 30, 2005

Date of reporting period: May 31, 2005

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

THOMPSON PLUMB FUNDS, INC.
SEMI-ANNUAL REPORT TO SHAREHOLDERS

NOTE ON FORWARD-LOOKING STATEMENTS

The matters discussed in this report may constitute forward-looking statements. These include any advisor or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, investment styles, market sectors, interest rates, economic trends and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each Fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement its strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any Fund to differ materially as compared to its benchmarks.

THOMPSON PLUMB FUNDS, INC.
SEMI-ANNUAL REPORT TO SHAREHOLDERS

May 31, 2005

CONTENTS

Page(s)
GROWTH FUND
Investment review	4-5
Schedule of investments	6-8

BOND FUND
Investment review	9-10
Schedule of investments	11-12

FUND EXPENSES	13

FINANCIAL STATEMENTS
Statements of assets and liabilities	14
Statements of operations	15
Statements of changes in net assets	16
Notes to financial statements	17-20
Financial highlights	21-22
Certification of PEO
Certification of PFO
Written Statement of CEO/CFO

This semi-annual report is authorized for distribution to prospective investors only when preceded or accompanied by a Fund prospectus which contains information about the Funds’ objectives and policies, risks, management, expenses and other information.
Please read your prospectus carefully.

GROWTH FUND INVESTMENT REVIEW

May 31, 2005 (Unaudited)

Portfolio Managers
     John C. Thompson, CFA
     John W. Thompson, CFA

Performance

The Thompson Plumb Growth Fund’s return was -0.54% for the six-month period ended May 31, 2005, compared to the 2.42% return for the S&P 500 Index. Further, for the trailing twelve months, the Fund’s return was -1.95%, while the S&P 500 Index increased 8.24%. Although outperforming the S&P 500 Index over shorter periods of time is always welcomed, it is not the primary measure by which we evaluate our performance. Instead, we look at longer time periods, such as our returns over the last 10 years. In this time period, the Growth Fund returned on average 14.67% per year compared to 10.18% for the S&P 500 Index.

Comparison of Change in Value of a Hypothetical $10,000 Investment

Average Annual Total Returns
Through 05-31-05

	1 Year	3 Year	5 Year	10 Year
Thompson Plumb Growth Fund	-1.95%	2.44%	7.85%	14.67%
S&P 500 Index	8.24%	5.60%	-1.93%	10.18%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-800-999-0887 or visiting www.thompsonplumb.com.

Results include the reinvestment of all dividends and capital gains distributions. Investment performance reflects voluntary fee waivers in effect. In the absence of such waivers, total return would be reduced. The performance information reflected in the graph and the table above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The S&P 500 Index is an unmanaged index commonly used to measure the performance of U.S. stocks. You cannot directly invest in an index.

Management Commentary

Historically, as each day goes by, the companies in the Growth Fund have increased in value. Coca-Cola will sell a few more sodas today than yesterday; a few more people will stroll into a new Wal-Mart store today and buy a couple more things; Exxon refuels a number of new cars on the road today that weren’t there yesterday; and there are more people watching Viacom’s channels today than there were yesterday. Day by day, little by little, these companies grow their revenues and earnings at attractive rates.

Another factor that helps to increase the value of companies over time, in addition to their growth, is the fact that they are retaining earnings to be used for debt retirement, new factories, new product development, etc. For example, Tyco has roughly half as much debt today as it did a few years ago. It has paid off about $15 billion of debt since the trouble with former management was announced. This factor alone increased the net worth of the company by an equal amount, just as paying off your mortgage increases your net worth (even if you don’t get a raise).

These factors that help to increase value over time do not mean that the share prices go up every day, every month or even every year. In fact, there can be significant differences between the price of a stock and the value of the company. These differences present opportunities. In the late 1990’s, we found that most large companies and technology companies were worth significantly less than their share prices, while many smaller companies and financial firms were worth substantially more than their quoted prices. Over the past five years, we have witnessed small company share prices increase and large company share prices decrease, while the underlying values have increased for both. Today, however, because of the share price declines for large companies and their steadily growing values, we believe that the best opportunities exist in this area. In fact, we estimate that the holdings in our portfolio, which are dominated by very large companies, are worth 20-25% more than the prices at which they are trading today, relative to the S&P 500. With the market trading at roughly 16 times the next 12 months earnings and given current low interest rates, we believe the market itself is attractive. The only unknown is the time required to realize this value.

For the six-month period ended May 31, 2005, the performance of the Growth Fund was hampered by two factors. First, the largest companies in the market, including Citigroup, Microsoft, Wal-Mart, Pfizer and Time Warner, have simply not appreciated significantly, despite growing earnings and book value. Secondly, we experienced a higher level of adverse events than normal, including the trouble with Celebrex/Bextra at Pfizer, the impact of high oil prices on Wal-Mart’s core consumers and accounting issues at AIG. We expect that the relative performance of large companies will improve materially, as we discussed above, and that the quantity of adverse events on our holdings will decline.

In our portfolio during the 1999-2001 time frame, much of the difference between value and share price was realized by acquisition. The Fund had over a dozen buyouts in this period, including CBS, Galileo International, CIT Group, Associates First Capital, Hartford Life, Heller Financial, Compaq Computer, Outdoor Systems, Wachovia Bank and Howmet. Each of these holdings added significantly to the performance of the Fund and were ideas generated by current fund management. Today, we are finding the biggest opportunities in very large companies like Exxon, Fannie Mae, AIG, Wal-Mart, Microsoft, Viacom, Coca-Cola, etc. Unfortunately, there is little probability of these companies realizing their true worth quickly via acquisition, due to their size. Therefore, we must wait for the market to realize this value and look upon these companies with favor once again. Because the price-to-earnings multiples for our holdings are generally near their historic lows, and further P/E compression therefore is unlikely, we believe the market will realize this opportunity sooner rather than later.

We are certain that our selections will show their true worth at some point in the future – the timing is the only factor that we cannot control. The managers of the Fund have over $6 million invested along with you – we appreciate your patience and look forward to the future with optimism.

Price-to-earnings ratio is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share.

Please refer to the Schedule of Investments on page 6 of this report for holdings information. The management commentary above as well as Fund holdings and asset/sector allocations should not be considered a recommendation to buy or sell any security. In addition, please note that Fund holdings and asset/sector allocations are subject to change.

Sector Weightings at 05/31/05
% Of Total Investments

Top 10 Equity Holdings at 5/31/05

		% of Fund’s
Company	Industry	Net Assets

Fannie Mae	Thrifts & Mortgage Finance	7.93%
Viacom — Class B	Media	6.30%
Coca-Cola	Beverages	5.71%
Pfizer	Pharmaceuticals	5.56%
Exxon Mobil	Oil, Gas & Consumable Fuels	5.52%
Microsoft	Software	5.31%
American Int’l. Group	Insurance	4.68%
First Data	IT Services	4.09%
Freddie Mac	Thrifts & Mortgage Finance	4.05%
Fifth Third Bancorp	Commercial Banks	3.54%

As of May 31, 2005, 100% of the Fund’s net assets were in equity, cash and short-term instruments.

SCHEDULE OF INVESTMENTS

May 31, 2005 (Unaudited)

	Shares	Value
GROWTH FUND
COMMON STOCKS - 99.9%

Consumer Discretionary - 15.2%
Household Durables - 0.9%
Blyth	371,150	$10,518,391

Internet & Catalog Retail - 0.5%
eBay (a)	64,700	2,459,247
IAC/InterActiveCorp (a)	150,050	3,676,225

		6,135,472

Media - 12.4%
Clear Channel Communications	318,050	9,296,602
Comcast — Class A Special (a)	384,250	12,157,670
Dow Jones & Co.	216,850	7,698,175
Time Warner (a)	2,505,950	43,603,530
Tribune	84,250	3,048,165
Viacom — Class B	2,268,850	77,798,866

		153,603,008

Specialty Retail - 1.4%
Bed Bath & Beyond (a)	19,950	810,967
Office Depot (a)	829,150	16,350,838

		17,161,805

Consumer Staples - 13.4%
Beverages - 6.7%
Coca-Cola	1,580,200	70,524,326
PepsiCo	210,150	11,823,039

		82,347,365

Food & Staples Retailing - 3.8%
Sysco	265,550	9,867,838
Wal-Mart Stores	794,750	37,536,042

		47,403,880

Food Products - 1.5%
General Mills	365,400	18,087,300

Household Products - 1.4%
Colgate-Palmolive	351,900	17,584,443

Energy - 8.5%
Oil, Gas & Consumable Fuels - 8.5%
Chevron	684,550	36,815,099
Exxon Mobil	1,213,750	68,212,750

		105,027,849

Financials - 31.2%
Capital Markets - 5.0%
Morgan Stanley	543,100	26,590,176
State Street	734,050	35,234,400

		61,824,576

Commercial Banks - 3.6%
Fifth Third Bancorp	1,025,050	43,687,631

Diversified Financial Services - 1.8%
Citigroup	479,400	22,584,534

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Continued)

May 31, 2005 (Unaudited)

	Shares	Value
GROWTH FUND (continued)
Insurance - 8.8%
American International Group	1,039,850	$57,763,668
Berkshire Hathaway — Class B (a)	5,900	16,579,000
Cincinnati Financial	765,535	30,215,666
St. Paul Travelers	116,600	4,416,808

		108,975,142

Thrifts & Mortgage Finance - 12.0%
Fannie Mae	1,653,000	97,923,720
Freddie Mac	769,200	50,028,768

		147,952,488

Health Care - 13.3%
Biotechnology - 1.9%
Amgen (a)	366,800	22,954,344

Health Care Equipment & Supplies - 1.0%
Clarient (a)	1,773,500	2,518,370
Medtronic	184,400	9,911,500

		12,429,870

Health Care Providers & Services - 4.8%
Cardinal Health	387,650	22,456,564
IMS Health	1,005,900	24,694,845
Schein, Henry (a)	318,250	12,822,293

		59,973,702

Pharmaceuticals - 5.6%
Pfizer	2,462,300	68,698,170

Industrials - 3.0%
Industrial Conglomerates - 3.0%
Tyco	1,283,500	37,131,655

Information Technology - 15.3%
Communications Equipment - 1.9%
Cisco Systems (a)	670,550	12,995,259
JDS Uniphase (a)	838,200	1,282,446
Nokia Oyj ADR	550,750	9,285,645

		23,563,350

Computers & Peripherals - 1.2%
Hewlett-Packard	684,550	15,409,221

Electronic Equipment & Instruments - 0.2%
Solectron (a)	743,150	2,712,498

IT Services - 5.9%
First Data	1,335,550	50,523,856
Fiserv (a)	250,000	10,750,000
Paychex	350,300	10,116,664
Unisys (a)	167,400	1,211,976

		72,602,496

Semiconductors & Semiconductor Equipment - 0.8%
Intel	362,500	9,762,125

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Continued)

May 31, 2005 (Unaudited)

	Shares or
	Principal
	Amount	Value
GROWTH FUND (continued)
Software - 5.3%
Microsoft	2,540,800	$65,552,640

TOTAL COMMON STOCKS (COST $1,175,098,078)		1,233,683,955

WARRANTS - 0.0%

Health Care - 0.0%
Health Care Equipment & Supplies - 0.0%
Clarient, issued 3/31/2004, exercise price $2.75, expires 3/31/2008 (a) (b)	30,000	–
Clarient, issued 4/27/2004, exercise price $2.75, expires 4/27/2008 (a) (b)	45,000	–

TOTAL WARRANTS (COST $0)		–

SHORT-TERM INVESTMENTS - 0.1%

Variable Rate Demand Notes - 0.1%
American Family Financial, 2.687%	$778,172	778,172
Wisconsin Central Credit Union, 2.760%	120,734	120,734

Total Variable Rate Demand Notes		898,906

TOTAL SHORT-TERM INVESTMENTS (COST $898,906)		898,906

TOTAL INVESTMENTS - 100.0% (COST $1,175,996,984)		1,234,582,861

NET OTHER ASSETS AND LIABILITIES - 0.0%		262,233

NET ASSETS - 100.0%		$1,234,845,094

(a)	Non-income producing security.

(b)	Security is illiquid.

See Notes to Financial Statements.

BOND FUND INVESTMENT REVIEW

May 31, 2005 (Unaudited)

Portfolio Manager
     John W. Thompson, CFA

Performance

The Thompson Plumb Bond Fund produced a total return of 0.59% for the six-month period ended May 31, 2005. By comparison, the Lehman Brothers Intermediate Government/Credit Index returned 1.86% over the same time period.

Comparison of Change in Value of a Hypothetical $10,000 Investment

Average Annual Total Returns
Through 05-31-05

	1 Year	3 Year	5 Year	10 Year
Thompson Plumb Bond Fund	2.30%	5.57%	7.27%	5.67%
Lehman Brothers Intermediate Gov’t/Credit Index	4.67%	5.25%	7.16%	6.37%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-800-999-0887 or visiting www.thompsonplumb.com.

Results include the reinvestment of all dividends and capital gains distributions. Investment performance reflects voluntary fee waivers in effect. In the absence of such waivers, total return would be reduced. The performance information reflected in the graph and the table above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Lehman Brothers Intermediate Government/Credit Index is a market value weighted performance benchmark that includes virtually every major U.S. Government and investment-grade rated corporate bond with 1-10 years remaining until maturity. You cannot directly invest in an index.

Management Commentary

The Bond Fund’s return over the six months ended May 31, 2005 was largely due to the increase in short-term interest rates. The interest rate on the two-year Treasury bond increased from 3.0% to 3.5% over the six-month period. The five-year rate ended the period nearly unchanged at 3.8%, after reaching a high of 4.3%, and the ten-year rate actually fell from 4.4% to 3.9%. Maintaining a short duration in the portfolio lessened the impact of the rate increases, which otherwise would have caused more capital depreciation in the portfolio. Two bonds were sold during the period to maximize capital appreciation and to avoid a possible deterioration in credit quality for the companies. We added four new corporate bonds and one Treasury bond during the period, keeping duration very short and improving the quality of the portfolio. During the period, the U.S. auto companies experienced credit downgrades, which created an opportunity to buy Ford and General Motors bonds at lower prices, and we also added Hertz and Kerr McGee bonds based on their attractive yields. One new Treasury bond was added to the portfolio, and several Treasury Bills and commercial paper instruments were traded throughout the period to maintain a high credit quality portfolio and to minimize the effects of rising interest rates.

Our expectation for more Federal Reserve interest rate hikes remains in effect. With yield spreads at low levels historically, we believe that there is little to no reward for assuming credit risk in the corporate sector and will continue to be very selective in purchasing short-term corporate bonds. Our strategy is to focus on buying high-credit-quality corporate bonds and to keep the portfolio duration short-term to minimize the effect of rising interest rates.

Investments in debt securities typically decrease in value when interest rates rise.

Please refer to the Schedule of Investments on page 11 of this report for holdings information. Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security.

Portfolio Concentration at 5/31/05
(Includes cash and cash equivalents)
Quality

U.S. Government and Agency Issues	31.5%
AA	2.8%
A	13.4%
BBB	13.2%
BB and Below	33.1%
Not Rated	3.4%
Short-Term Investments	2.6%

100.0%

Maturity

Under 1 year	27.1%
1 < 3 years	56.2%
3 < 5 years	16.7%

100.0%

Top 10 Bond Holdings at 5/31/05

		Maturity	% of Fund’s
Company	Coupon	Date	Net Assets

United States Treasury Note	2.750%	7/31/2006	14.62%
General Motors Acceptance Corp.	6.750%	1/15/2006	6.45%
Charter Communications Cvt.	4.750%	6/1/2006	5.08%
Thermo Electron Cvt.	3.250%	11/1/2007	4.69%
Fannie Mae	4.000%	10/30/2008	3.99%
Ford Motor Credit Co.	6.875%	2/1/2006	3.88%
Beneficial Corp.	6.850%	10/3/2007	3.40%
Wisconsin Power & Light	7.000%	6/15/2007	3.37%
Penney, J. C.	7.600%	4/1/2007	3.35%
Tyco	6.375%	6/15/2005	3.34%

SCHEDULE OF INVESTMENTS

May 31, 2005 (Unaudited)

	Principal
	Amount	Value
BOND FUND
BONDS - 93.0%

Corporate Bonds - 65.1%
Adelphia Communications, 9.875% due 3/1/2005 (a)	$1,198,000	$1,030,280
Beneficial Corp., 6.850% due 10/3/2007	1,000,000	1,061,947
Charter Communications Cvt., 4.750% due 6/1/2006	1,600,000	1,584,000
Ford Motor Credit Co., 6.875% due 2/1/2006	1,198,000	1,211,464
General Motors Acceptance Corp., 6.750% due 1/15/2006	2,000,000	2,012,610
Hartford Life, 7.100% due 6/15/2007	500,000	527,464
Hertz Corp., 4.700% due 10/2/2006	500,000	497,779
International Lease Finance, 5.625% due 6/1/2007	850,000	873,749
Kerr-McGee, 6.625% due 10/15/2007	1,000,000	1,023,404
Marshall & Ilsley, 5.750% due 9/1/2006	1,000,000	1,022,400
Maytag, 6.875% due 3/31/2006	1,000,000	1,012,500
Morgan, J. P., 6.700% due 11/1/2007	500,000	528,021
Penney, J. C., 7.600% due 4/1/2007	1,000,000	1,045,000
Sears, Roebuck, 6.700% due 11/15/2006	1,000,000	1,020,681
SLM, 4.210% due 3/2/2009 (b)	1,000,000	997,020
Thermo Electron Cvt., 3.250% due 11/1/2007	1,500,000	1,464,375
Tribune, 6.875% due 11/1/2006	1,000,000	1,037,812
Tyco, 6.375% due 6/15/2005	1,040,000	1,040,874
US West, 6.625% due 9/15/2005	265,000	265,663
Wisconsin Power & Light, 7.000% due 6/15/2007	1,000,000	1,052,052

Total Corporate Bonds		20,309,095

United States Government and Agency Issues - 27.9%
Fannie Mae, 4.000% due 10/30/2008	1,250,000	1,246,170
Fannie Mae, 4.000% due 12/15/2008	1,000,000	997,566
Federal Home Loan Banks, 2.500% due 12/30/2008	1,000,000	985,034
Federal Home Loan Banks, 2.500% due 6/30/2009	350,000	345,686
Freddie Mac, 3.290% due 6/16/2009	600,000	583,337
United States Treasury Note, 2.750% due 7/31/2006	4,600,000	4,562,625

Total United States Government and Agency Issues		8,720,418

TOTAL BONDS (COST $28,833,813)		29,029,513

SHORT-TERM INVESTMENTS - 5.7%

United States Government Bills - 3.2%
United States Treasury Bills, 3.078% due 9/15/2005	1,000,000	991,413

Total United States Government Bills		991,413

Variable Rate Demand Notes - 2.5%
American Family Financial, 2.687%	483,111	483,111
Wisconsin Central Credit Union, 2.760%	302,617	302,617

Total Variable Rate Demand Notes		785,728

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Continued)

May 31, 2005 (Unaudited)

	Principal
	Amount	Value
BOND FUND (continued)

TOTAL SHORT-TERM INVESTMENTS (COST $1,777,020)		$1,777,141

TOTAL INVESTMENTS - 98.7% (COST $30,610,833)		30,806,654

NET OTHER ASSETS AND LIABILITIES - 1.3%		394,414

NET ASSETS - 100.0%		$31,201,068

(a) Adelphia Communications bonds are currently in default. When a bond is in default its scheduled interest payments are not currently being paid, and there may be interest due in arrears for previous unpaid interest expense.

(b) Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of May 31, 2005.

See Notes to Financial Statements.

FUND EXPENSES

May 31, 2005 (Unaudited)

Example

As a shareholder of Thompson Plumb Funds, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2004 to May 31, 2005.

Actual Expenses

The first line of the table below under each Fund provides information about actual account values and actual expenses for such Fund. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below under each Fund provides information about hypothetical account values and hypothetical expenses based on such Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid During
	Account Value	Account Value	Period*
	12/01/04	05/31/05	12/01/04-05/31/05
Thompson Plumb Growth Fund
Actual	$1,000.00	$989.21	$5.36
Hypothetical (5% return before expenses)	$1,000.00	$1,019.61	$5.44
Thompson Plumb Bond Fund
Actual	$1,000.00	$1,001.91	$3.99
Hypothetical (5% return before expenses)	$1,000.00	$1,021.01	$4.03

*	Expenses are equal to the annualized expense ratio for each Fund (Growth Fund: 1.08%; Bond Fund: 0.80%), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

For more information, please refer to the Funds’ prospectus.

STATEMENTS OF ASSETS AND LIABILITIES

May 31, 2005 (Unaudited) (In thousands, except per share amounts)

	GROWTH	BOND
	FUND	FUND
ASSETS
Investments at value (Cost $1,175,997 and $30,611, respectively)
Common stocks	$1,233,684	—
Bonds	—	$29,030
Short-term investments	899	1,777

Total Investments	1,234,583	30,807

Due from sale of securities	2,504	—
Receivable from fund shares sold	941	—
Dividends and interest receivable	1,571	416
Prepaid expenses	172	17

Total Assets	1,239,771	31,240

LIABILITIES
Due on purchase of securities	2,732	—
Payable for fund shares redeemed	1,074	20
Accrued expenses payable	111	16
Due to investment advisor	1,009	3

Total Liabilities	4,926	39

NET ASSETS	$1,234,845	$31,201

Net Assets consist of:
Capital stock ($.001 par value)	$1,186,830	$30,643
Undistributed net investment income	2,102	319
Accumulated net realized gain (loss) on investments	(12,673)	43
Net unrealized appreciation on investments	58,586	196

Net Assets	$1,234,845	$31,201

Shares of capital stock outstanding (Unlimited shares authorized)	27,555	2,989
Offering and redemption price/Net asset value per share	$44.81	$10.44

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS

Six-Month Period Ended May 31, 2005 (Unaudited) (In thousands)

	GROWTH	BOND
	FUND	FUND
Investment income
Dividends	$9,650	—
Interest	8	$768

	9,658	768

Expenses
Investment advisory fees	6,095	101
Shareholder servicing costs	519	15
Administrative and accounting services fees	213	23
Custody fees	196	4
Federal & state registration	69	16
Professional fees	29	28
Directors fees	14	9
Other expenses	199	5

Total expenses	7,334	201
Less expenses reimbursable by advisor	—	(77)
Directed brokerage credits	(60)	—

Net expenses	7,274	124

Net investment income	2,384	644

Net realized gain on investments	3,238	43
Net unrealized depreciation on investments	(9,010)	(524)

Net loss on investments	(5,772)	(481)

Net increase (decrease) in net assets resulting from operations	$(3,388)	$163

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

(In thousands)

	GROWTH		BOND
	FUND		FUND
	Six Month		Six Month
	Period Ended	Year Ended	Period Ended	Year Ended
	May 31, 2005	Nov. 30,	May 31, 2005	Nov. 30,
	(Unaudited)	2004	(Unaudited)	2004
Operations
Net investment income	$2,384	$14,465	$644	$1,674
Net realized gain on investments	3,238	11,338	43	1,008
Net unrealized appreciation (depreciation) on investments	(9,010)	48,045	(524)	(1,319)

Net increase (decrease) in net assets resulting from operations	(3,388)	73,848	163	1,363

Distributions to Shareholders
Distributions from net investment income	(14,138)	(2,925)	(651)	(1,883)
Distributions from net realized gains on securities transactions	(17,651)	–	(245)	–

Total distributions to shareholders	(31,789)	(2,925)	(896)	(1,883)

Fund Share Transactions (See Note 4)	(215,918)	539,388	2,208	(11,609)

Total Increase (Decrease) in Net Assets	(251,095)	610,311	1,475	(12,129)

Net Assets
Beginning of period	1,485,940	875,629	29,726	41,855

End of period	$1,234,845	$1,485,940	$31,201	$29,726

Accumulated undistributed net investment income included in net assets at end of period	$2,102	$13,856	$319	$326

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

May 31, 2005 (Unaudited)

NOTE 1 — ORGANIZATION

Thompson Plumb Funds, Inc. (the “Company”) is a Wisconsin corporation registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company.

The Company consists of separate mutual funds series (the “Funds”): Thompson Plumb Growth Fund (the “Growth Fund”) and Thompson Plumb Bond Fund (the “Bond Fund”). The assets and liabilities of each Fund are segregated and a shareholder’s interest is limited to the Fund in which the shareholder owns shares.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

SECURITY VALUATION — Each Fund’s investments are valued at their market prices (generally the last reported sales price on the exchange where the securities are primarily traded or, for Nasdaq listed securities, at their Nasdaq Official Closing Prices) or, where market quotations are not readily available or are unreliable, at fair value as determined in good faith pursuant to procedures established by the Funds’ Board of Directors (the “Funds’ Board”). Market quotations for the common stocks in which the Funds invest are nearly always readily available; however, market quotations for debt securities are often not readily available. Fair values of debt securities are typically based on valuations published by an independent pricing service. We generally value debt securities held by a Fund with remaining maturities of 60 days or less on an amortized cost basis.

When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME — Investment securities transactions are accounted for on the trade date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Discounts and premiums on debt securities purchased are amortized over the life of the respective securities on the same basis for book and tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned.

VARIABLE-RATE DEMAND NOTES — The Funds invest in short-term, variable-rate demand notes, which are unsecured instruments. The Funds may be susceptible to credit risk with respect to these instruments to the extent the issuer defaults on its payment obligation. Each Fund’s policy is to not purchase variable-rate demand notes, unless at the time of purchase the issuer has unsecured debt securities outstanding that have received a rating within the two highest categories from either Standard & Poor’s (that is, A-1, A-2 or AAA, AA) or Moody’s Investors Service, Inc. (that is, Prime-1, Prime-2 or Aaa, Aa).

PERMANENT BOOK AND TAX DIFFERENCES — Generally accepted accounting principles require that permanent financial reporting and tax differences relating to shareholder distributions be reclassified in the capital accounts.

EXPENSES — Each Fund is charged for those expenses that are directly attributed to it. Expenses that are not readily identifiable to a specific Fund are generally allocated among the Funds in proportion to the relative sizes of the Funds.

USE OF ESTIMATES — The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

DISTRIBUTIONS TO SHAREHOLDERS — Distributions to shareholders from net investment income and realized gains on securities for the Growth Fund normally are declared on an annual basis within 30 days and paid within 60 days following the Funds’ fiscal year-end. Bond Fund distributions to shareholders from net investment income normally are declared on a quarterly basis within 30 days and paid within 60 days following the Fund’s fiscal quarter, and distributions to shareholders from realized gains on securities normally are declared on an annual basis within 30 days and paid within 60 days following the Fund’s fiscal year-end. Distributions are recorded on the ex-dividend date.

FEDERAL INCOME TAXES — No provision has been made for federal income taxes since the Funds have elected to be taxed as regulated investment companies and intend to distribute substantially all income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2005 (Unaudited)

DIRECTED BROKERAGE ARRANGEMENTS - The Funds have directed brokerage arrangements with Fidelity Capital Markets, BNY Brokerage and Trade Manage Capital, Inc. Upon purchase and/or sale of the investment securities at best execution, the Funds pay brokerage commissions to Fidelity Capital Markets, BNY Brokerage and Trade Manage Capital, Inc. These commission payments generate non-refundable cumulative credits, which are available to pay certain expenses of the Funds. For the six-month period ended May 31, 2005, the Growth Fund expenses were reduced by $60,228 through these direct brokerage credits. This resulted in the decrease in the expense ratio being charged to shareholders for the Growth Fund for the six-month period ended May 31, 2005, of 0.01%. In accordance with the Securities and Exchange Commission requirements, such amounts are required to be shown as expenses and have been included in the Statement of Operations.

LINE OF CREDIT - The Funds have established a line of credit (“LOC”) with U.S. Bank N.A. which expires November 15, 2005, used for temporary liquidity needs. The LOC is used primarily to finance redemption payments. Each of the individual Funds borrowing under the LOC are limited to either 5% of the market value of the Fund’s total assets or any explicit borrowing limits imposed by the Board, whatever is less. At May 31, 2005, limits established by the Board are: Growth Fund - $20,000,000 and Bond Fund - $1,000,000. The LOC was drawn upon during the year; however, as of May 31, 2005, there were no borrowings by the Funds outstanding under the LOC. The following table shows the average balance, average interest rate and interest expense incurred by the Funds on borrowings under the LOC for the six-month period ended May 31, 2005.

	Average	Average	Interest
Fund	Balance	Interest Rate	Expense
Growth Fund	$1,156,665	5.58%	$31,930

GUARANTEES AND INDEMNIFICATIONS - In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

NOTE 3 - INVESTMENT ADVISORY AND ADMINISTRATIVE AND ACCOUNTING SERVICES AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Investment Advisory Agreement pursuant to which Thompson Investment Management, LLC (“TIM”) is retained by the Funds provides for compensation to TIM (computed daily and paid monthly) at the following annual rates: for the Growth Fund - 1.00% of the first $50 million of average daily net assets, and 0.90% of average daily net assets in excess of $50 million; and for the Bond Fund - 0.65% of the first $50 million of average daily net assets, and 0.60% of average daily net assets in excess of $50 million.

Pursuant to an Administrative and Accounting Services Agreement, TIM Holdings, Inc, (an affiliate of TIM) maintains the Funds’ financial records in accordance with the 1940 Act, prepares all necessary financial statements of the Funds and calculates the net asset value per share of the Funds on a daily basis. As compensation for its services, each Fund pays TIM Holdings a fee computed daily and payable monthly at the annual rate of 0.15% of net assets up to $30 million, 0.10% of the next $70 million of net assets, and 0.025% of net assets in excess of $100 million, with an annual minimum fee of $30,000 per Fund. The calculations of daily net asset value are subcontracted to U.S. Bancorp Fund Services, resulting in fees paid by TIM Holdings in the amounts of $66,136 and $15,000, for the Growth Fund and Bond Fund, respectively for the six-month period ended May 31, 2005.

The Advisor is contractually bound to waive management fees and/or reimburse expenses incurred by the Bond Fund through March 31, 2006 so that the annual operating expenses of the Fund do not exceed 0.80% of average daily net assets.

NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2005 (Unaudited)

NOTE 4 — FUND SHARE TRANSACTIONS

Transactions in shares of the Funds were as follows:

     (In thousands)

	Six-Month Period
	Ended May 31, 2005		Year Ended
	(Unaudited)		November 30, 2004
	Shares	Dollars	Shares	Dollars
Growth Fund
Shares sold	3,553	$162,301	18,909	$870,625
Shares issued in reinvestment of dividends	286	13,092	61	2,693
Shares issued in reinvestment of realized gains	372	17,052	—	—
Shares redeemed	(8,940)	(408,363)	(7,311)	(333,930)

Net increase (decrease)	(4,729)	$(215,918)	11,659	$539,388

Bond Fund
Shares sold	651	$6,929	1,189	$12,826
Shares issued in reinvestment of dividends	54	561	140	1,498
Shares issued in reinvestment of realized gains	23	240	—	—
Shares redeemed	(521)	(5,522)	(2,400)	(25,933)

Net increase (decrease)	207	$2,208	(1,071)	$(11,609)

NOTE 5 — PURCHASE AND SALE OF SECURITIES

Investment transactions for the six-month period ended May 31, 2005 were as follows:

	Securities other than U. S. Government
	and Short-term Investments		U. S. Government Securities
	Purchases	Sales	Purchases	Sales
Growth Fund	$141,821,150	$386,876,419	$—	$—
Bond Fund	$1,571,220	$2,320,461	$4,465,984	$3,498,539

NOTE 6 — INCOME TAX INFORMATION

At May 31, 2005, the investment cost and aggregate unrealized appreciation and depreciation on investments for federal income tax purposes were as follows:

				Net unrealized
		Unrealized	Unrealized	appreciation
	Federal tax cost	appreciation	depreciation	(depreciation)
Growth Fund	$1,186,512,798	$105,267,041	$(57,196,978)	$48,070,063
Bond Fund	$30,625,732	$522,922	$(342,000)	$180,922

The tax basis of investments for tax and financial reporting purposes differ principally due to wash sales.

The tax components of distributions paid during the six-month period ended May 31, 2005 (Unaudited) are:

		Long-term
	Ordinary income	capital gains
	distributions	distributions
Growth Fund	$17,528,352	$14,260,755
Bond Fund	$650,729	$245,103

NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2005 (Unaudited)

The tax components of distributions paid during the fiscal year ended November 30, 2004, capital loss carryforward as of November 30, 2004 and tax basis post-October losses as of November 30, 2004, which are not recognized for tax purposes until the first day of the following fiscal year are:

		Long-term	Net capital
	Ordinary income	capital gains	loss	Post-October
	distributions	distributions	carryforward	losses
Growth Fund	$2,925,036	$—	$—	$10,164,075
Bond Fund	$1,883,443	$—	$—	$—

NOTE 7 — REORGANIZATION OF SELECT AND BLUE CHIP FUND

Pursuant to the Agreements and Plans of Reorganization approved by the Board of Directors of the Company and shareholders of the Thompson Plumb Select Fund (“Select Fund”) and the Thompson Plumb Blue Chip Fund (“Blue Chip Fund”), all of the assets of the Select Fund and Blue Chip Fund were transferred to the Dreyfus Premier Select Fund and the Dreyfus Premier Blue Chip Fund, respectively, and the shareholders of the Select and Blue Chip Funds have received Class J Shares of the Dreyfus Premier Select Fund and the Dreyfus Premier Blue Chip Fund, respectively, in exchange for their Select and Blue Chip Fund shares. The transactions, which were structured to be tax-free to the shareholders, were completed as of the close of business on February 25, 2005. As a result, the Select and Blue Chip Funds have since been liquidated and are no longer series of the Company.

FINANCIAL HIGHLIGHTS

The following table presents information relating to a share of capital stock outstanding for the entire period.

	Six-Month
	Period Ended
	May 31, 2005		Year Ended November 30,
	(Unaudited)		2004	2003	2002	2001	2000
GROWTH FUND

Net Asset Value, Beginning of Period	$46.03		$42.45	$37.85	$46.45	$47.75	$41.00
Income from Investment Operations
Net investment income (loss)	0.09		0.46	0.13	0.22	0.03	(0.04)
Net realized and unrealized gains (losses) on investments	(0.32)		3.26	4.83	(4.77)	8.02	8.35

Total from Investment Operations	(0.23)		3.72	4.96	(4.55)	8.05	8.31
Less Distributions
Distributions from net investment income	(0.44)		(0.14)	(0.25)	(0.02)	—	—
Distributions from net realized gains	(0.55)		—	(0.11)	(4.03)	(9.35)	(1.56)

Total Distributions	(0.99)		(0.14)	(0.36)	(4.05)	(9.35)	(1.56)

Net Asset Value, End of Period	$44.81		$46.03	$42.45	$37.85	$46.45	$47.75

Total Return	(0.54	%)(a)	8.77%	13.28%	(10.65%)	20.73%	21.14%

Ratios/Supplemental Data
Net assets, end of period (millions)	$1,234.8		$1,485.9	$875.6	$520.6	$266.7	$78.9
Ratios to average net assets:
Ratio of expenses†	1.08	%(b)	1.05%	1.07%	1.11%	1.20%	1.29%
Ratio of expenses without reimbursement‡	1.09	%(b)	1.06%	1.11%	1.15%	1.20%	1.36%
Ratio of net investment income (loss)	0.35	%(b)	1.12%	0.47%	0.68%	0.11%	(0.09%)
Ratio of net investment income (loss) without reimbursement‡	0.34	%(b)	1.11%	0.42%	0.65%	0.11%	(0.16%)
Portfolio turnover rate	10.49	%(a)	28.54%	41.01%	74.07%	62.96%	64.10%

†	The ratio of expenses for the six-month period ended May 31, 2005 and years ended November 30, 2004, 2003 and 2002 reflects deduction of directed brokerage credits, and in 2000 reflects deduction of advisor reimbursement.

‡	Before advisor reimbursement and directed brokerage credits.

(a)	Calculated on a non-annualized basis.

(b)	Calculated on an annualized basis.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Continued)

     The following table presents information relating to a share of capital stock outstanding for the entire period.

	Six-Month
	Period Ended
	May 31, 2005		Year Ended November 30,
	(Unaudited)		2004	2003	2002	2001	2000
BOND FUND

Net Asset Value, Beginning of Period	$10.68		$10.86	$10.09	$10.69	$9.99	$10.18
Income from Investment Operations
Net investment income	0.21		0.57	0.58	0.59	0.56	0.60
Net realized and unrealized gains (losses) on investments	(0.15)		(0.16)	0.77	(0.61)	0.72	(0.11)

Total from Investment Operations	0.06		0.41	1.35	(0.02)	1.28	0.49
Less Distributions
Distributions from net investment income	(0.22)		(0.59)	(0.58)	(0.58)	(0.58)	(0.60)
Distributions from net realized gains	(0.08)		—	—	—	—	(0.08)

Total Distributions	(0.30)		(0.59)	(0.58)	(0.58)	(0.58)	(0.68)

Net Asset Value, End of Period	$10.44		$10.68	$10.86	$10.09	$10.69	$9.99

Total Return	0.59	%(a)	3.90%	13.75%	(0.16%)	13.20%	5.08%

Ratios/Supplemental Data
Net assets, end of period (millions)	$31.2		$29.7	$41.9	$34.7	$28.1	$21.2
Ratios to average net assets:
Ratio of expenses	0.80	%(b)	0.80%	0.80%	0.87%	0.94%	0.94%
Ratio of expenses without reimbursement	1.29	%(b)	1.20%	1.05%	1.08%	1.13%	1.16%
Ratio of net investment income	4.13	%(b)	5.00%	5.49%	5.94%	5.52%	5.97%
Ratio of net investment income without reimbursement	3.64	%(b)	4.60%	5.24%	5.73%	5.33%	5.75%
Portfolio turnover rate	6.10	%(a)	23.52%	29.89%	20.09%	7.26%	15.99%

(a)	Calculated on a non-annualized basis.

(b)	Calculated on an annualized basis.

See Notes to Financial Statements.

The Statement of Additional Information contains additional information about the directors and officers of Thompson Plumb Funds, Inc. and is available without charge, upon request, by calling 1-800-999-0887.

Proxy Voting Policy

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds actually voted proxies during the most recent 12-month period ended June 30, are available without charge, upon request, by calling 1-800-999-0887, or through the Funds’ website at www.thompsonplumb.com, and on the SEC’s website at www.sec.gov.

Information About Portfolio Securities

The Funds file complete schedules of the portfolio holdings with the Securities and Exchange Commission for the quarters ending February 28 and August 31 (the Funds’ first and third quarters of its fiscal year) on Form N-Q. The Funds’ Forms N-Q, are available on the Securities and Exchange Commission’s website at www.sec.gov. You may also review and copy those documents by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 800.SEC-0330. The Funds’ Forms N-Q are also available without charge, upon request, by calling 1-800-999-0887, or on the Funds’ website at www.thompsonplumb.com.

Matters Submitted to a Vote of Shareholders

On January 26, 2005, Special Meetings of Shareholders of the Select and Blue Chip Funds were held to consider an Agreement and Plan of Reorganization for each Fund. Under the Agreements and Plans of Reorganization, the assets of the Select and Blue Chip Funds would be transferred to the Dreyfus Premier Select Fund and the Dreyfus Premier Blue Chip Fund, respectively, and the shareholders of the Select and Blue Chip Funds would receive Class J shares of the Dreyfus Premier Select Fund and the Dreyfus Premier Blue Chip Fund, respectively, in exchange for their Select and Blue Chip Fund shares. The Agreements and Plans of Reorganization were approved by the shareholders of the Select and Blue Chip Funds pursuant to the following vote:

	Shares	Shares
	Eligible to	Represented	Shares Voted	Shares Voted
	Vote	at the Meeting	For	Against	Abstentions
Select Fund	2,494,729	1,491,330	1,398,145	91,851	1,334
Blue Chip Fund	2,187,475	1,261,595	1,231,196	24,924	5,475

DIRECTORS OF THE FUNDS

Mary Ann Deibele
John W. Feldt
Donald A. Nichols
John W. Thompson, CFA: *President*
Thompson Investment Management, LLC

OFFICERS OF THE FUNDS

John W. Thompson, CFA
Chief Executive Officer

John C. Thompson, CFA
President

Penny M. Hubbard
Chief Financial Officer

Jason L. Stephens
Chief Compliance Officer & Secretary

INVESTMENT ADVISOR

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
100 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

LEGAL COUNSEL

DISTRIBUTOR

Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

07/05

Item 2. Code of Ethics.

     Not required in Semi-Annual Reports on Form N-CSR.

Item 3. Audit Committee Financial Expert.

     Not required in Semi-Annual Reports on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

     Not required in Semi-Annual Reports on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

     Not applicable to this Registrant because it is not a “listed issuer” within the meaning of Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6. Schedule of Investments.

     The required Schedules of Investments in securities of unaffiliated issuers is included as part of the Registrant’s Semi-Annual Report to shareholders dated as of May 31, 2005 provided under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

     Not applicable to this Registrant because it is not a closed-end management investment company.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

     Not applicable to this Registrant because it is not a closed-end management investment company.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

     Not applicable to this Registrant because it is not a closed-end management investment company.

Item 10. Submission of Matters to a Vote of Securities Holders.

     The Registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

2

Item 11. Controls and Procedures.

(a)	Disclosure Controls and Procedures. Based on an evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) carried out under the supervision and with the participation of the Registrant’s management, including its principal executive and financial officers, within 90 days prior to the filing date of this report on Form N-CSR, the Registrant’s principal executive and financial officers have concluded that the design and operation of the Registrant’s disclosure controls and procedures are effective in providing reasonable assurance that the information required to be disclosed on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms.

(b)	Change in Internal Controls Over Financial Reporting. There were no significant changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

     The following exhibits are attached to this Form N-CSR:

Exhibit No.	Description of Exhibit

12(a)(1)	The Code of Ethics for the Registrant’s Principal Executive Officer, Principal Financial Officer and Principal Accounting Officers referred to in Item 2 was filed as Exhibit 12(a)(1) to the Registrant’s Certified Shareholder Report on Form N-CSR filed on January 28, 2005, and is incorporated herein by reference

12(a)(2)-1	Certification of Principal Executive Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

12(a)(2)-2	Certification of Principal Financial Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

12(b)	Certification of Chief Executive Officer and Chief Financial Officer Required by Section 906 of the Sarbanes-Oxley Act of 2002

3

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on this 22nd day of July, 2005.

THOMPSON PLUMB FUNDS, INC.

By:	/s/ John W. Thompson
John W. Thompson, Chairman and Chief
Executive Officer

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities indicated on this 22nd day of July, 2005.

By:	/s/ John W. Thompson John W. Thompson, Chairman and
Chief Executive Officer (Principal
Executive Officer)

By:	/s/ Penny Hubbard Penny Hubbard, Chief Financial
Officer (Principal Financial Officer)

4